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             FIRST AMENDMENT TO SAVINGS AND PROFIT SHARING PLAN FOR
            EMPLOYEES OF FIRST INTERSTATE BANCSYSTEM OF MONTANA, INC.
               (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1991)

     The Savings and Profit Sharing Plan for Employees of First Interstate BancSystem of Montana, Inc. (As Amended and Restated Effective January 1, 1991) (the "Plan") is hereby amended as follows, effective January 1, 1995:

                                    ARTICLE I

     Section 3.2 of the Plan, defining "Eligibility Service" is modified by adding the following paragraph at the end thereof:

          In the case of Employees who were employed by First Citizens Bank of Bozeman, Montana on January 1, 1995, Eligibility Service shall include Hours of Service performed for First Citizens Bank of Bozeman, Montana prior to the time it became an Affiliate. In the case of Employees who were employed by First National Park Bank, N.A. on July 1, 1995, Eligibility Service shall include Hours of Service performed for First National Park Bank, N.A. prior to the time it became an Affiliate.

                                   ARTICLE II

     Section 13.1 of the Plan, regarding the designation of beneficiaries, is modified by adding the following paragraph at the end thereof:

     (d) Notwithstanding the foregoing, the spouse's consent to the designation or change of designation of a Beneficiary by a Member shall not be required if it is established to the satisfaction of the Committee that the consent may not be obtained because there is no spouse, because the spouse cannot be located, or because of such other circumstances as the Secretary of the Treasury may by regulations prescribe.


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                                   ARTICLE III

     Except as modified herein, all provisions of the Plan shall remain in full force and effect.

     DATED this 20th day of December, 1995.


                                        FIRST INTERSTATE BANCSYSTEM OF MONTANA,
                                          INC.


                                        By: /s/ Terrill R. Moore
                                            ------------------------------------
                                           Its Secretary
                                               ---------------------------------


                                                            "Employer"


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